                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                           DAEDALUS ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 1.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration Statement No.:

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     (3) Filing party:

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     (4) Date filed:

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

                           DAEDALUS ENTERPRISES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held December 12, 1995

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DAEDALUS ENTERPRISES, INC. will be held at the Company's principal office, 300 Parkland Plaza, Ann Arbor, Michigan, on Tuesday, December 12, 1995, at 2:00 p.m., local time, for the following purposes:

     (a)  To elect a Board of Directors; and

     (b) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on November 1, 1995, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     THE BOARD OF DIRECTORS OF DAEDALUS ENTERPRISES, INC. HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON. IN ANY EVENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR STOCK PERSONALLY EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                                             By Order of the Board of Directors,

                                             Lloyd A. Semple
                                             Secretary

Ann Arbor, Michigan
November 13, 1995

                           DAEDALUS ENTERPRISES, INC.

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Daedalus Enterprises, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's executive offices, 300 Parkland Plaza, Ann Arbor, Michigan (mailing address P.O. Box 1869, Ann Arbor, Michigan 48106), on Tuesday, December 12, 1995, at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

     Only stockholders of record as of the close of business on November 1, 1995 will be entitled to vote at the Annual Meeting or any adjournment thereof. Each holder of the 515,654 shares of Common Stock, $.01 par value (the "Common Stock"), issued and outstanding as of that date is entitled to one vote per share. This Proxy Statement and the accompanying form of proxy are being first sent or given to the Company's stockholders on or about November 13, 1995. Ten days before the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be open to examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Company's principal offices.

     Shares represented by a proxy in the accompanying form, unless previously revoked, will be voted at the meeting if the proxy, properly executed, is received by the Company before the close of business on December 11, 1995. Shares represented by a proxy received after that time will be voted if the proxy is received by the Company in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. Stockholders who execute a proxy in the accompanying form may nevertheless revoke the proxy at any time before it is exercised by notice to the Company, by executing and delivering a later dated proxy, or by voting in person at the meeting.

     The expense of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, the officers and employees of the Company, who will receive no extra compensation therefor, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

                             PRINCIPAL STOCKHOLDERS

     Common Stock is the only voting security of the Company. The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock, as of September 30, 1995, by each person who is known by the Company to have been the beneficial owner of 5% or more of the shares of Common Stock outstanding as of such date. Unless otherwise noted, each stockholder exercises sole voting and investment power with respect to the shares beneficially owned.

                                                              SHARES BENEFICIALLY
                                                                   OWNED AT
                                                              SEPTEMBER 30, 1995
                                                            -----------------------
                      NAME AND ADDRESS OF                   NUMBER OF    PERCENT OF
                        BENEFICIAL OWNER                    SHARES(1)     CLASS(2)
       --------------------------------------------------   ---------    ----------
       Thomas R. Ory.....................................     96,230(3)     16.3
         P.O. Box 1869
         Ann Arbor, Michigan 48106
       Charles G. Stanich................................     80,226(4)     13.7
         P.O. Box 1869
         Ann Arbor, Michigan 48106
       August I. Ryer....................................     40,000         7.8
         10 Park Avenue
         Bloomfield, New Jersey 07003

-------------------------
(1) The column sets forth shares of Common Stock which are deemed to be "beneficially owned" by the persons named in the table under Rule 13d-3 of the SEC, including shares of Common Stock that may be acquired upon the exercise of stock options or warrants that are currently exercisable or become exercisable within the next 60 days as follows: Mr. Ory -- 75,000 shares; and Mr. Stanich -- 70,000 shares.

(2) For purposes of calculating the percentage of Common Stock beneficially owned, the shares issuable to such person upon exercise of stock options or warrants that are currently exercisable or become exercisable within the next 60 days are considered outstanding.

(3) Includes 14,565 shares with respect to which Mr. Ory shares voting and investment power with his spouse.

(4) Includes 3,526 and 2,700 shares with respect to which Mr. Stanich shares voting and investment power with his wife and mother, respectively.

                             ELECTION OF DIRECTORS

     Six directors, constituting the entire Board of Directors, will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of Stockholders or until his successor is elected and qualified. The individuals who will be nominated by management for election to the Board of Directors at the Annual Meeting are listed in the following table. Each of the nominees is presently a director and has served as a director since first elected as such.

     PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN THE FOLLOWING TABLE UNLESS THE PROXY CARD IS MARKED (IN ACCORDANCE WITH THE INSTRUCTIONS THEREON) TO INDICATE THAT AUTHORITY TO DO SO IS WITHHELD. If, as a result of circumstances not now known or foreseen, any of such nominees shall be unavailable to serve as a director, proxies will be voted for the election of such other person or persons as the Board of Directors may select. The nominees receiving a plurality of the votes cast at the meeting will be elected as directors.

                                         POSITIONS WITH THE                  YEAR FIRST
                                       COMPANY AND PRINCIPAL            ELECTED OR APPOINTED
         NAME           AGE           OCCUPATION OR EMPLOYMENT                DIRECTOR
----------------------  ---   ----------------------------------------  --------------------
John D. Sanders.......  57    Chairman of the Company's Board of
                              Directors, Chairman of Tech News, Inc.,
                              a technology newspaper publishing
                              company; and Registered representative
                              of Wachtel & Co., Inc., an investment
                              banking firm............................          1982
Philip H. Power.......  57    Chairman, Suburban Communications Corp.,
                              a newspaper publishing company..........          1985
Thomas R. Ory.........  56    President and Chief Executive Officer of
                              the Company.............................          1987
William S. Panschar...  38    Vice President, National City Bank,
                              Indiana.................................          1989
Charles G. Stanich....  51    Vice President-Research & Development
                              and Chief Operating Officer of the
                              Company.................................          1989
Garry D. Brewer.......  54    Professor of Resource Policy and
                              Management and Dean Emeritus of the
                              School of Natural Resources and
                              Environment at the University of
                              Michigan. ..............................          1993

CERTAIN INFORMATION REGARDING NOMINEES

     Mr. Sanders has been Chairman of Tech News, Inc. since 1988 and was also Chief Executive Officer of that company from 1988 to 1995. In addition, Mr. Sanders has been a Registered Representative of Wachtel & Co., Inc. since 1968. Mr. Sanders serves on the boards of Information Analysis, Inc.; Data Measurement Corp.; and Industrial Training Corp.

     Mr. Power has served as the Chairman of Suburban Communications Corp., Livonia, Michigan, for more than five years. Mr. Power currently serves on the board of Jacobson Stores Inc.

     Mr. Ory, who was elected President and Chief Executive Officer of the Company in 1987, joined the Company in 1972 as Director of its Applications Division, served as Vice President-Marketing from 1979 through 1984, and as Executive Vice President from 1985 to 1987.

     Mr. Panschar joined National City Bank, Indiana as a Vice President in October 1993. Prior to taking the position at National City Bank, Mr. Panschar was the Director-Corporate Development of The Alquin Group from 1991 to October 1993. Prior to joining The Alquin Group, Mr. Panschar was employed by Avis Enterprises, Inc. as Vice President-Mergers and Acquisitions from 1987 to 1990. Mr. Panschar was employed by Citicorp Industrial Credit Inc. as Account and Operations Officer from 1981 to 1986 and as Senior Account Officer from 1986 to his departure in 1987.

     Mr. Stanich, who was elected as the Company's Vice President-Research & Development in 1984 and Chief Operating Officer in 1987, joined the Company in 1974 and served as Manager of Research and Development from 1979 to 1984.

     Mr. Brewer became a Professor of Resource Policy and Management and the Dean of the School of Natural Resources and Environment at the University of Michigan in September 1991 and remained as Dean through August 1995. Prior to assuming these positions at the University of Michigan, Mr. Brewer was on the faculty of Yale University for 17 years, serving as a professor in the schools of Organization and Management and Forestry and Environmental Studies since 1984. Mr. Brewer became a member of the Environmental Research Institute of Michigan Board of Directors in March 1995.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors has established an Audit Committee, an Executive Compensation/Stock Option Committee and a Nominating Committee. During the Company's fiscal year ended July 31, 1995, the Board met a total of six times. The Audit Committee met once in fiscal 1995, the Executive Compensation/Stock Option Committee and the Nominating Committee did not meet during the year ended July 31, 1995. Each director attended at least 75% of the meetings of the Board and the Committees of which he is a member during the year ended July 31, 1995.

     The members of the Audit Committee are Messrs. Brewer, Panschar, Power, and Sanders. Generally the Audit Committee selects the independent auditors, reviews with the independent auditors the scope and results of the auditing engagement and any non-audit services to be performed by the independent auditors, examines the scope and results of the Company's procedures and the adequacy of its system of internal accounting and financial controls, and evaluates the independence of the independent auditors and their fees for services.

     The members of the Executive Compensation/Stock Option Committee are Messrs. Brewer, Power and Sanders. The Executive Compensation/Stock Option Committee is responsible for reviewing the performance of and recommending salaries and other compensation arrangements for officers of the Company, developing bonus, pension and other compensation plans for consideration by the Board, and performing such functions as may be delegated to it under the provisions of any bonus, stock option, pension or other compensation plan adopted by the Company.

     The Nominating Committee is an ad hoc committee constituted as needed and is responsible for seeking out and recommending to the full Board potential new directors. This Committee will consider qualified candidates recommended by stockholders. Such recommendations should be submitted in writing to the Secretary of the Company and should include a description of the candidate's qualifications, other relevant biographical data and an indication of the consent of the candidate.

STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock by each person nominated for director, by each of the Executive Officers named in the Summary Compensation Table and by all nominees and Executive Officers as a group. Except as noted, each person exercises sole voting and investment power over the shares beneficially owned.

                                                       SHARES BENEFICIALLY OWNED
                                                                  AT
                                                          SEPTEMBER 30, 1995
                                                      ---------------------------
                                                      NUMBER OF         PERCENT
                           NAME                       SHARES(1)       OF CLASS(2)
       --------------------------------------------   ---------       -----------
       John D. Sanders.............................     20,500(3)          4.0
       Philip H. Power.............................     13,650             2.6
       Thomas R. Ory...............................     96,230(4)         16.3
       William S. Panschar.........................        760             0.2
       Charles G. Stanich..........................     80,226(5)         13.7
       Garry D. Brewer.............................        750             0.2
       All directors and officers as a group
         (7 persons)...............................    225,019(6)         33.3

-------------------------
(1) The column sets forth shares of Common Stock which are deemed to be "beneficially owned" by the persons named in the table under Rule 13d-3 of the SEC, including shares of Common Stock that may be acquired upon exercise of stock options or warrants that are currently exercisable or become exercisable within the next 60 days as follows: Messrs. Sanders, Power, Panschar and Brewer -- 750 shares each; Mr. Ory -- 75,000 shares; and Mr. Stanich -- 70,000 shares.

(2) For purposes of calculating the percentage of Common Stock beneficially owned, the shares issuable to such person upon exercise of stock options or warrants that are currently exercisable or become exercisable within the next 60 days are considered outstanding.

(3) Includes 550 shares owned by Mr. Sanders' wife.

(4) Includes 14,565 shares with respect to which Mr. Ory shares voting and investment power with his spouse.

(5) Includes 3,526 and 2,700 shares with respect to which Mr. Stanich shares voting and investment power with his wife and mother, respectively.

(6) Includes the shares described in notes 1, 3, 4 and 5, 903 shares owned by another executive officer with respect to which he shares voting and investment power with his spouse, and 12,000 shares which the same executive has the right to acquire upon the exercise of stock options exercisable currently or within the next 60 days.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table provides a summary of compensation paid or accrued by the Company and its subsidiaries during fiscal 1995 to or on behalf of the Company's Chief Executive Officer and Chief Operating Officer (the "Named Officers"). None of the Company's other executive officers earned more than $100,000 in salary and bonus during fiscal 1995 for services rendered to the Company and its subsidiaries.

                                                           ANNUAL COMPENSATION
                   NAME AND                      FISCAL    --------------------     ALL OTHER
              PRINCIPAL POSITION                  YEAR      SALARY     BONUS(1)    COMPENSATION
----------------------------------------------   ------    --------    --------    ------------
Thomas R. Ory.................................    1995     $148,000    $   -0-       $ 28,824(2)
President and CEO                                 1994     $148,000    $ 7,400       $ 26,989
                                                  1993     $148,000    $25,000       $ 30,775
Charles G. Stanich............................    1995     $130,000    $   -0-       $ 26,439(2)
Vice President-Research and                       1994     $130,000    $ 6,500       $ 24,901
Development and COO                               1993     $130,000    $22,800       $ 27,399

-------------------------
(1) Paid pursuant to Incentive Compensation Plan.

(2) Detail of amounts reported in the "All Other Compensation" column is provided in the table below.

                                                                     IMPUTED INTEREST      PENSION
                                        DIRECTOR       MEDICAL       ON INTEREST-FREE        PLAN
           OFFICER'S NAME                 FEES      REIMBURSEMENT          LOAN          CONTRIBUTION
-------------------------------------   --------    -------------    ----------------    ------------
Thomas R. Ory........................    $5,400        $ 4,125             $350            $ 18,949
Charles G. Stanich...................    $5,400        $ 4,125             $350            $ 16,564

OPTIONS

     The following table provides information concerning stock option exercises in fiscal 1995 by the Named Officers and the value of their unexercised options at July 31, 1995. There were no option or SAR grants to the Named Officers.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                               NUMBER OF UNEXERCISED
                                                  OPTIONS/SARS AT         VALUE OF UNEXERCISED IN-THE-MONEY
                   SHARES                         FISCAL YEAR-END          OPTIONS/SARS AT FISCAL YEAR-END
                  ACQUIRED      VALUE       ---------------------------   ----------------------------------
     NAME        ON EXERCISE   REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE(2)       UNEXERCISABLE
---------------  -----------   --------     -----------   -------------   --------------       -------------
T. R. Ory......     3,500       $4,375(1)      75,000       -0-               $7,500             -0-
C. G. Stanich..    -0-          -0-            70,000       -0-               $7,500             -0-

-------------------------
(1) In exchange for the cancellation of a warrant, Mr. Ory received cash in an amount equal to the difference between the fair market value on the cancellation date and the warrant exercise price.

(2) The value of unexercised in-the-money options was calculated using the average of the bid and ask price of the Company's Common Stock at July 31, 1995.

TERMINATION-OF-EMPLOYMENT

     Each of the Named Officers of the Company received a Senior Officer Severance Agreement that would require the Company to pay each such officer an amount equal to one and one-half times each officer's highest annual W-2 compensation from the Company during the three calendar years immediately preceding such Officer's termination of employment if such termination of employment meets one of several criteria. In general, such amounts would be payable upon termination in anticipation of, or after, a change in control or upon resignation following a reduction in such officer's salary or other compensation, any diminution of the Officer's authority or duties or a significant change in the nature and scope of the Officers' duties, any change in the Officers' status or title (other than a bona fide promotion) or any required relocation of the Officer's residence should any such event occur after a change in control or within six months prior to a change in control. The Officer would also be entitled to continuation of coverage under Company benefit plans for up to 18 months and to outplacement services. The cash payment required under the agreement may be paid in a lump sum or in monthly installments over an 18 month period, depending upon the circumstances of the change in control.

COMPENSATION OF DIRECTORS

     Directors receive $900 per quarter with an additional payment of $300 for each Board or Committee meeting attended, and are reimbursed for travel expenses incurred in connection with their attendance at Board and Committee meetings.

     At the 1994 Annual Meeting, the Company's stockholders approved the Company's Stock Option Plan for Nonemployee Directors pursuant to which an option was granted to each of the four current outside directors, Messrs. Sanders, Power, Panschar and Brewer, and will be granted to each future outside director, for the purchase of 3,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of such shares on the date of grant. Each option granted under this plan becomes exercisable in equal annual installments over four years beginning one year after grant, and expiring ten years after grant.

     During fiscal 1995, in exchange for the cancellation of an outstanding warrant to purchase 3,500 shares of Common Stock, Messrs. Sanders and Power each received $4,375, which was the difference between the fair market value, on the cancellation date, and the warrant exercise price.

                              SECURITIES REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers and directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it since August 1, 1994, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with, except that William Panschar, a director of the Company, filed one late Form 5 disclosing one exempt transaction.

                                    AUDITORS

     Deloitte & Touche LLP will be the Company's independent auditor for the current fiscal year. Deloitte & Touche LLP has served as the Company's independent auditor since fiscal 1991. A representative of Deloitte & Touche LLP will be at the Annual Meeting to answer questions from stockholders and to make a statement if the representative desires.

                 STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     Stockholder proposals intended to be presented at the 1996 Annual Meeting must be received by the Company no later than July 15, 1996 if they are to be included in the Company's Proxy Statement relating to that meeting. Such proposals should be addressed to the Secretary at the Company's offices.

                                    GENERAL

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

                                             By Order of the Board of Directors,

                                             Lloyd A. Semple
                                             Secretary
November 13, 1995

       PROXY                                                         PROXY

                        1995 ANNUAL STOCKHOLDERS' MEETING
                           DAEDALUS ENTERPRISES, INC.

             The 1995 Annual Meeting of Stockholders of Daedalus Enterprises, Inc. will be held at the Company's principal office, 300 Parkland Plaza, Ann Arbor, Michigan, on Tuesday, December 12, 1995, at 2:00 p.m., local time. The undersigned hereby constitutes and appoints Thomas R. Ory and John D. Sanders, or either of them, attorneys and proxies with power of substitution to vote all of the shares of Common Stock that the undersigned is (are) entitled to vote at the 1995 Annual Meeting and at any adjournments thereof, upon the following matters, all of which are being proposed by the
       Company:

       (a)    Election of Directors

              For the election as directors of all nominees listed below (except as marked to the contrary) / /

       Garry D. Brewer;   Thomas R. Ory;   William S. Panschar;
       Philip H. Power;   John D. Sanders;   Charles G. Stanich

              Withhold authority for the following:

       / / Garry D. Brewer; / / Thomas R. Ory; / / William S. Panschar; / / Philip H. Power; / / John D. Sanders; / / Charles G. Stanich

              Withhold authority for all nominees. / /

                   [Continued and to be signed on other side]

           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES. In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Proxy Statement dated November 13, 1995 is unable to serve or, for good cause, will not serve.
           I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated November 13, 1995 and the 1995 Annual Report to Stockholders and ratify all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.



                                  Signature:                   Date:
                                            ------------------      ----------

                                  Signature:                   Date:
                                            ------------------      ----------

        NOTE: Please sign exactly as name(s) appear(s) on stock records.
          When signing as attorney, administrator, trustee, guardian or corporate officer, please so indicate.

       Comments/Address Changes:
                                ----------------------------------------------

       -----------------------------------------------------------------------

       -----------------------------------------------------------------------

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF DAEDALUS
                                ENTERPRISES, INC.